Intangible Assets	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

Note 2 – Intangible Assets

Intangible assets at June 30, 2020 and December 31, 2019 consisted of the following:

	June 30, 2020	December 31, 2019
Gross intangible assets	$11,059,429	$11,059,429
Less: accumulated amortization	(1,814,639)	(1,416,975)
Total intangible assets, net	$9,244,790	$9,642,454

Amortization expense was $397,664 for the six months ended June 30, 2020 and 2019 and is included within research and development expense in the accompanying condensed consolidated statements of operations. Our estimated amortization expense for the next year will be approximately $795,000 per year and for annual periods thereafter approximately $788,000 per year.

The capitalized costs for the license rights to PCS499 included the $8 million purchase price, $1,782 in transaction costs and $3,037,147 associated with the initial recognition of an offsetting deferred tax liability related to the acquired temporary difference for an asset purchased that is not a business combination and has a tax basis of $1,782 in accordance with ASC 740-10-25-51 Income Taxes. In accordance with ASC Topic 730, Research and Development, we capitalized the costs of acquiring the exclusive license rights to PCS499, as the exclusive license rights represent intangible assets to be used in research and development activities that management believes has future alternative uses.

Note 5 - Intangible Assets

Intangible assets at December 31, 2019 consisted of the capitalized costs of $20,500 for a purchased software license and $11,038,929 associated with our exercise of the option to acquire the exclusive license from CoNCERT related to patent rights and know-how to develop and commercialize compounds and products for PCS499 and each metabolite thereof and the related income tax effects. The capitalized costs for the license rights to PCS499 include $8 million purchase price, $1,782 in transaction costs and $3,037,147 associated with the initial recognition of an offsetting deferred tax liability related to the acquired temporary difference for an asset purchased that is not a business combination and has a tax basis of $1,782 in accordance with ASC 740-10-25-51 Income Taxes. In accordance with ASC Topic 730, Research and Development, we capitalized the costs of acquiring the exclusive license rights to PCS499 as the exclusive license rights represent intangible assets to be used in research and development activities that have future alternative uses.

Acquisition of the CoNCERT License

On March 19, 2018, Promet, Processa and CoNCERT amended the CoNCERT Agreement executed in October 2017. The Amendment assigned the CONCERT Agreement to us and we exercised the exclusive option for the PCS499 compound in exchange for CoNCERT receiving, in part, $8 million of our common stock that was held by Promet (298,615 shares at $26.79 per share) and for the benefit of Processa in satisfaction of the obligation due for the exclusive license for PCS499 acquired by us. There was no change in the total shares issued and outstanding of 5,039,033. Promet contributed the payment of the obligation due for the exclusive license to us without consideration paid to them. As a result of the transaction, we recognized an exclusive license intangible asset with a fair value of $8 million and an offsetting increase in additional paid-in capital resulting from the exchange.

The CoNCERT Agreement provides us with an exclusive (including to CoNCERT) royalty-bearing license to CoNCERT’s patent rights and know-how to develop, manufacture, use, sub-license and commercialize compounds (PCS499 and each metabolite thereof) and pharmaceutical products with such compounds worldwide. We are required to pay CoNCERT royalties, on a product by product basis, on worldwide net sales, as follows:

● 4% of the net sales of the portion less than or equal to $100 million;

● 5% of the net sales of the portion greater than $100 million and less than or equal to $500 million;

● 6% of the net sales of the portion greater than $500 million and less than or equal to $1.0 billion; and

● 10% of the net sales of the portion greater than $1 billion if such sales are made by us or our affiliates.

With respect to net sales made by us or any of our affiliates, we will pay 10% of net sales and with respect to sales by our sublicensee, we will pay the greater of (i) 6% or (ii) 50% of all payment received by us with respect to such sublicensee. We will also pay 15% of any sublicense revenue earned by us for a period equivalent to the royalty term (as defined in the CoNCERT Agreement) until the earliest of (a) our raising $8 million of gross proceeds and (b) CoNCERT being able to sell its shares of our common stock without restrictions pursuant to the terms of the amended Agreement. All other terms of the CONCERT Agreement remained unchanged.

We estimated the fair value of the common stock issued based on the market approach and CoNCERT’s requirement to receive shares valued at $8 million. The market approach was based on the final negotiated number of shares of stock determined on a volume weighted average price of our common stock over a 45 day period preceding the mid-February 2018 finalized negotiation of the modification to the option and license agreement with CoNCERT, an unrelated third party, for the exclusive license rights to PCS499. The total cost recognized for the exclusive license acquired represents the allocated fair value related to the stock transferred to CoNCERT plus the recognition of the deferred tax liability related to the acquired temporary difference and the transaction costs incurred to complete the transaction as discussed above.

Our intangible assets consist of the following at December 31, 2019:

	License Rights	Software	December 31,
	to PCS499	License	2019

Gross intangible assets	$11,038,929	$20,500	$11,059,429
Less: accumulated amortization	(1,405,301)	(11,674)	(1,416,975)
Total intangible assets, net	$9,633,628	$8,826	$9,642,454

Our intangible assets consist of the following at December 31, 2018:

	License Rights	Software	December 31,
	to PCS499	License	2018

Gross intangible assets	$11,038,929	$20,500	$11,059,429
Less: accumulated amortization	(616,807)	(4,840)	(621,647)
Total intangible assets, net	$10,422,122	$15,660	$10,437,782

Amortization expense was $795,328 and $621,647 for the years ended December 31, 2019 and 2018 and is included within research and development expense in the accompanying consolidated statements of operations. As of December 31, 2019, estimated amortization expense for the next year will be approximately $795,000 and approximately $788,000 per year for annual periods thereafter.